Exhibit 99.1
NEWS RELEASE FOR IMMEDIATE DISTRIBUTION

FRANKLIN ELECTRIC REPORTS RECORD FOURTH QUARTER 2022 AND FULL YEAR 2022 RESULTS

Fourth Quarter 2022 Highlights
•Sales of $489.4 million, an increase of 13% over the prior year, was a fourth quarter record
•Strong sales growth in all three Segments; Distribution up 27%, Water Systems up 9%, and Fueling Systems up 8%
•Operating income was a fourth quarter record at $56.2 million, an increase of 19% over the prior year
•GAAP fully diluted earnings per share (EPS) was $0.84, a decrease of $0.01 to prior year

Full Year 2022 Highlights
•Full Year record sales of $2.0 billion, an increase of 23% over the prior year
•Strong sales growth in all three Segments; Distribution up 34%, Water Systems up 20%, and Fueling Systems up 16%
•Operating income for 2022 was a record at $257.2 million, an increase of 36% over the prior year
•GAAP fully diluted EPS was a record at $3.97, an increase of 22% over the prior year

Fort Wayne, IN – February 14, 2023 – Franklin Electric Co. Inc. today announced fourth quarter and full year financial results for fiscal year 2022.

Fourth quarter 2022 sales were $489.4 million, compared to fourth quarter 2021 sales of $432.5 million. Fourth quarter 2022 operating income was $56.2 million, compared to fourth quarter operating income in 2021 of $47.2 million. Fourth quarter 2022 GAAP fully diluted EPS was $0.84, versus GAAP fully diluted EPS in the fourth quarter 2021 of $0.85. Worth noting, the Company’s fourth quarter 2021 results included a $6.5 million one-time gain on a bargain purchase price transaction.

Full year 2022 sales were $2.0 billion, compared to full year 2021 sales of $1.7 billion. Full year 2022 operating income was $257.2 million, compared to operating income in 2021 of $189.2 million. Full year 2022 GAAP fully diluted EPS was $3.97, versus GAAP fully diluted EPS in 2021 of $3.25.

“Franklin Electric delivered a solid fourth quarter finish to 2022 with our eighth consecutive quarter of double-digit sales and operating income growth over the prior-year quarter, which capped another record full year for sales, operating income and earnings per share. Once again, our global team rose to the occasion and delivered in a challenging, but improving, operating environment,” commented Gregg Sengstack, Franklin Electric’s Chairperson and Chief Executive Officer.

“Demand remained strong across our business in the fourth quarter, demonstrated by sustained top-line growth and the elevated backlog at year-end which carries over into 2023. Looking forward, we are well positioned to continue our momentum based on the robust demand across our end markets, our diverse customer base, and the growing global need for clean water and safe, cost-effective fueling solutions.” Mr. Sengstack concluded.

Segment Summaries

Water Systems sales, a new fourth quarter record, were $281.3 million in the fourth quarter 2022, an increase of $23.3 million compared to the fourth quarter 2021. Sales increases were led by pricing actions and healthy end market demand across all major product lines in groundwater pumping, surface pumping and water treatment. Water Systems operating income in the fourth quarter was $44.6 million, a new fourth quarter record, driven by higher sales and operating leverage. Fourth quarter 2021 Water Systems operating income was $36.4 million.

Distribution sales, a new fourth quarter record, were $148.9 million in the fourth quarter 2022, an increase of $32.0 million compared to the fourth quarter 2021. The Distribution segment operating income was $2.9 million in the fourth quarter of 2022 compared to fourth quarter 2021 operating income of $5.6 million. Distribution segment sales and operating income were both negatively impacted by weather, seasonality and margin compression from unfavorable pricing of commodity-based products sold through the business.

Fueling Systems sales, a new fourth quarter record, were $85.5 million in the fourth quarter 2022, an increase of $6.5 million compared to the fourth quarter 2021. Fueling Systems sales increases in the U.S. and Canada were led by higher demand for Fuel Management Systems compared to the fourth quarter 2021. Outside the U.S. and Canada, Fueling Systems revenues were flat. Fueling Systems operating income, a new fourth quarter record, was $24.3 million in the fourth quarter of 2022, compared to $22.2 million in the fourth quarter 2021.

Cash Flow

Net cash flows from operating activities for 2022 were $101.7 million versus $129.8 million in the same period in 2021. The decrease was primarily due to higher working capital requirements in support of higher revenues.

2023 Guidance

The Company expects its full year 2023 sales to be in the range of $2.1 billion to $2.2 billion and full year 2023 EPS to be in the range of $4.10 to $4.30.

Earnings Conference Call

A conference call to review earnings and other developments in the business will commence at 9:00 am ET. The fourth quarter and fiscal year 2022 earnings call will be available via a live webcast. The webcast will be available in a listen only mode by going to:
https://edge.media-server.com/mmc/p/usehvppx
For those interested in participating in the question-and-answer portion of the call, please register for the call at the link below.
https://register.vevent.com/register/BI060baf2deda443b988b32fb943569249
All registrants will receive dial-in information and a PIN allowing them to access the live call. It is recommended that you join 10 minutes prior to the event start (although you may register and dial in at any time during the call).

A replay of the conference call will be available from Tuesday, February 14, 2023, through 9AM ET on Tuesday, February 21, 2023, by visiting the listen-only webcast link above.

Forward Looking Statements

"Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company’s financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company’s business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company’s accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company’s Securities and Exchange Commission filings, included in Item 1A of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2021, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company’s Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

About Franklin Electric

Franklin Electric is a global leader in the production and marketing of systems and components for the movement of water and fuel. Recognized as a technical leader in its products and services, Franklin Electric serves customers around the world in residential, commercial, agricultural, industrial, municipal, and fueling applications.

Franklin Electric Contact:

Jeffery L. Taylor
Franklin Electric Co., Inc.
260-824-2900
Email: jeffery.taylor@fele.com

FRANKLIN ELECTRIC CO., INC. AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

(In thousands, except per share amounts)
	Fourth Quarter Ended		Fiscal Year End
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Net sales	$489,431	$432,520	$2,043,711	$1,661,865

Cost of sales	323,213	287,332	1,352,276	1,085,776

Gross profit	166,218	145,188	691,435	576,089

Selling, general, and administrative expenses	109,724	97,741	432,076	386,275

Restructuring expense	272	240	2,170	621

Operating income	56,222	47,207	257,189	189,193

Interest expense	(4,033)	(1,356)	(11,525)	(5,196)
Other income/(expense), net	(414)	6,447	(3,201)	7,978
Foreign exchange income/(expense)	(2,946)	(615)	(7,236)	(2,269)

Income before income taxes	48,829	51,683	235,227	189,706

Income tax expense	8,872	10,688	46,416	34,731

Net income	$39,957	$40,995	$188,811	$154,975

Less: Net (income)/loss attributable to noncontrolling interests	(378)	(328)	(1,479)	(1,115)

Net income attributable to Franklin Electric Co., Inc.	$39,579	$40,667	$187,332	$153,860

Earnings per share:
Basic	$0.85	$0.87	$4.02	$3.29
Diluted	$0.84	$0.85	$3.97	$3.25

FRANKLIN ELECTRIC CO., INC. AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(In thousands)
	December 31, 2022	December 31, 2021
ASSETS

Cash and equivalents	$45,790	$40,536
Receivables (net)	230,404	196,173
Inventories	544,980	449,975
Other current assets	36,916	37,963
Total current assets	858,090	724,647

Property, plant, and equipment, net	215,154	210,654
Lease right-of-use assets, net	48,948	48,379
Goodwill and other assets	572,009	591,485
Total assets	$1,694,201	$1,575,165

LIABILITIES AND EQUITY

Accounts payable	$139,266	$164,758
Accrued expenses and other current liabilities	123,788	117,955
Current lease liability	15,959	15,320
Current maturities of long-term debt and short-term borrowings	126,756	97,981
Total current liabilities	405,769	396,014

Long-term debt	89,271	90,535
Long-term lease liability	32,858	32,937
Income taxes payable non-current	8,707	11,610
Deferred income taxes	29,744	28,162
Employee benefit plans	31,889	40,696
Other long-term liabilities	25,209	26,568

Redeemable noncontrolling interest	620	(19)

Total equity	1,070,134	948,662
Total liabilities and equity	$1,694,201	$1,575,165

FRANKLIN ELECTRIC CO., INC. AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(In thousands)
	2022	2021
Cash flows from operating activities:
Net income	$188,811	$154,975
Adjustments to reconcile net income to net cash flows from operating activities:
Depreciation and amortization	50,374	44,572
Non-cash lease expense	17,406	13,808
Share-based compensation	10,973	11,731
Gain from bargain purchase of business	—	(6,482)
Other	7,291	2,126
Changes in assets and liabilities:
Receivables	(44,800)	(31,925)
Inventory	(101,080)	(123,076)
Accounts payable and accrued expenses	(12,283)	89,038
Operating leases	(17,406)	(13,808)
Income taxes-U.S. Tax Cuts and Jobs Act	(355)	—
Other	2,743	(11,196)

Net cash flows from operating activities	101,674	129,763

Cash flows from investing activities:
Additions to property, plant, and equipment	(41,903)	(30,116)
Proceeds from sale of property, plant, and equipment	6	979
Acquisitions and investments	(1,186)	(235,701)
Other investing activities	9	33

Net cash flows from investing activities	(43,074)	(264,805)

Cash flows from financing activities:
Net change in debt	28,936	94,716
Proceeds from issuance of common stock	3,859	15,524
Purchases of common stock	(40,490)	(25,949)
Dividends paid	(36,991)	(33,398)
Deferred payments for acquisitions	(3,786)	—

Net cash flows from financing activities	(48,472)	50,893

Effect of exchange rate changes on cash and equivalents	(4,874)	(6,102)
Net change in cash and equivalents	5,254	(90,251)
Cash and equivalents at beginning of period	40,536	130,787
Cash and equivalents at end of period	$45,790	$40,536

Key Performance Indicators: Earnings Per Share Calculations

Earnings Before and After Restructuring	For the Fourth Quarter
(in millions)	2022	2021	Change

Net Income attributable to FE Co., Inc. Reported	$39.6	$40.7	(3)%
Allocated Earnings	$(0.2)	$(0.2)
Earnings for EPS Calculations	$39.4	$40.5	(3)%

Restructuring (before tax):	$0.3	$0.2

Restructuring, net of tax:	$0.2	$0.2

Earnings Before Restructuring	$39.6	$40.7	(3)%

Earnings Per Share	For the Fourth Quarter
Before and After Restructuring	2022	2021	Change
(in millions except Earnings Per Share)

Average Fully Diluted Shares Outstanding	47.0	47.0	—%

Fully Diluted Earnings Per Share (“EPS”) Reported	$0.84	$0.85	(1)%

Restructuring Per Share, net of tax	$—	$0.01

Fully Diluted EPS Before Restructuring	$0.84	$0.86	(2)%

Earnings Before and After Restructuring	For the Full Year of
(in millions)	2022	2021	Change

Net Income attributable to FE Co., Inc. Reported	$187.3	$153.9	22%
Allocated Earnings	$(0.7)	$(0.9)
Earnings for EPS Calculations	$186.6	$153.0	22%

Restructuring (before tax):	$2.2	$0.6

Restructuring, net of tax:	$1.8	$0.5

Earnings Before Restructuring	$188.4	$153.5	23%

Earnings Per Share	For the Full Year of
Before and After Restructuring	2022	2021	Change
(in millions except Earnings Per Share)

Average Fully Diluted Shares Outstanding	47.0	47.0	—%

Fully Diluted Earnings Per Share (“EPS”) Reported	$3.97	$3.25	22%

Restructuring Per Share, net of tax	$0.03	$0.01

Fully Diluted EPS Before Restructuring	$4.00	$3.26	23%

Key Performance Indicators: Net Sales Summary

	Net Sales For the Fourth Quarter
(in millions)	United States & Canada	Latin America	Europe, Middle East & Africa	Asia Pacific	Total Water	Fueling	Distribution	Other/Elims	Consolidated
Q4 2021	$148.9	$36.6	$47.3	$25.2	$258.0	$79.0	$116.9	$(21.4)	$432.5
Q4 2022	$171.0	$38.4	$46.0	$25.9	$281.3	$85.5	$148.9	$(26.3)	$489.4
Change	$22.1	$1.8	$(1.3)	$0.7	$23.3	$6.5	$32.0	$(4.9)	$56.9
% Change	15%	5%	(3)%	3%	9%	8%	27%		13%

Foreign currency translation	$(1.4)	$(2.8)	$(12.2)	$(1.8)	$(18.2)	$(1.5)	$—
% Change	(1)%	(8)%	(26)%	(7)%	(7)%	(2)%	—%

Acquisitions	$3.5	$—	$—	$—	$3.5	$—	$17.5

Volume/Price	$20.0	$4.6	$10.9	$2.5	$38.0	$8.0	$14.5
% Change	13%	13%	23%	10%	15%	10%	12%

	Net Sales For the Full Year
(in millions)	United States & Canada	Latin America	Europe, Middle East & Africa	Asia Pacific	Total Water	Fueling	Distribution	Other/Elims	Consolidated
FY 2021	$549.2	$139.5	$189.8	$85.1	$963.6	$289.1	$497.6	$(88.4)	$1,661.9
FY 2022	$712.9	$159.3	$192.8	$92.5	$1,157.5	$334.1	$668.1	$(116.0)	$2,043.7
Change	$163.7	$19.8	$3.0	$7.4	$193.9	$45.0	$170.5	$(27.6)	$381.8
% Change	30%	14%	2%	9%	20%	16%	34%		23%

Foreign currency translation	$(3.0)	$(5.7)	$(58.3)	$(4.7)	$(71.7)	$(5.4)	$—
% Change	(1)%	(4)%	(31)%	(6)%	(7)%	(2)%	—%

Acquisitions	$54.1	$—	$—	$4.7	$58.8	$—	$73.1

Volume/Price	$112.6	$25.5	$61.3	$7.4	$206.8	$50.4	$97.4
% Change	21%	18%	32%	9%	21%	17%	20%

Key Performance Indicators: Operating Income and Margin Summary

Operating Income and Margins
(in millions)	For the Fourth Quarter 2022
	Water	Fueling	Distribution	Other/Elims	Consolidated
Operating Income/(Loss)	$44.6	$24.3	$2.9	$(15.6)	$56.2
% Operating Income To Net Sales	15.9%	28.4%	1.9%		11.5%

Restructuring	$0.2	$0.1	$—	$—	$0.3
Operating Income/(Loss) Before Restructuring	$44.8	$24.4	$2.9	$(15.6)	$56.5
% Operating Income to Net Sales Before Restructuring	15.9%	28.5%	1.9%		11.5%

Operating Income and Margins
(in millions)	For the Fourth Quarter 2021
	Water	Fueling	Distribution	Other/Elims	Consolidated
Operating Income/(Loss)	$36.4	$22.2	$5.6	$(17.0)	$47.2
% Operating Income To Net Sales	14.1%	28.1%	4.8%		10.9%

Restructuring	$0.2	$—	$—	$—	$0.2
Operating Income/(Loss) Before Restructuring	$36.6	$22.2	$5.6	$(17.0)	$47.4
% Operating Income to Net Sales Before Restructuring	14.2%	28.1%	4.8%		11.0%

Operating Income and Margins
(in millions)	For the Full Year 2022
	Water	Fueling	Distribution	Other/Elims	Consolidated
Operating Income/(Loss)	$172.3	$96.8	$54.5	$(66.4)	$257.2
% Operating Income To Net Sales	14.9%	29.0%	8.2%		12.6%

Restructuring	$1.3	$0.7	$0.2	$—	$2.2
Operating Income/(Loss) Before Restructuring	$173.6	$97.5	$54.7	$(66.4)	$259.4
% Operating Income to Net Sales Before Restructuring	15.0%	29.2%	8.2%		12.7%

Operating Income and Margins
(in millions)	For the Full Year 2021
	Water	Fueling	Distribution	Other/Elims	Consolidated
Operating Income/(Loss)	$139.1	$79.5	$35.9	$(65.3)	$189.2
% Operating Income To Net Sales	14.4%	27.5%	7.2%		11.4%

Restructuring	$0.5	$—	$0.1	$—	$0.6
Operating Income/(Loss) Before Restructuring	$139.6	$79.5	$36.0	$(65.3)	$189.8
% Operating Income to Net Sales Before Restructuring	14.5%	27.5%	7.2%		11.4%